UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 29, 2008
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                         Tompkins Financial Corporation
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               (Exact Name of Registrant as specified in Charter)


          New York                    1-12709                 16-1482357
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


The Commons, PO Box 460, Ithaca, New York                        14851
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (607) 273-3210
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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             Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation of Certain Officers:

         On January 23, 2008, the Executive/Compensation/Personnel Committee (the "Compensation Committee") of Tompkins Financial Corporation (the "Company") completed its annual performance and compensation review of the Company's executive officers. The Compensation Committee approved and recommended to the Board of Directors compensation for certain officers' performance during fiscal 2007, and salary levels for certain officers to become effective retroactively to January 1, 2008. Attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein, is a description of the compensation arrangements which were approved by the Independent Directors at the January 29, 2008 meeting of the Company's Board of Directors for the Company's Named Executive Officers (which officers were determined by reference to the Company's Proxy Statement on Schedule 14-A, filed April 13, 2007).


                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description of Exhibit
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10.1           Summary of Compensation Arrangements for Named Executive Officers
               of Tompkins Financial Corporation




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOMPKINS FINANCIAL CORPORATION

Date:  February 4, 2008                By: /s/ STEPHEN S. ROMAINE
                                           -------------------------------------
                                           Stephen S. Romaine
                                           President and CEO